UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2026
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2026, Bunge Global SA (the "Company") announced that Joseph Podwika will step down from his role as the Company’s Chief Legal Officer, effective November 9, 2026, upon the appointment of his successor, Mr. Ignacio Walker. Mr. Podwika will transition to a new role with the Company as Senior Advisor to the Chief Executive Officer until his retirement on November 5, 2027. In connection with his new position, effective January 1, 2027, Mr. Podwika’s annual base salary rate will be reduced to $240,000 and he will no longer be eligible for an annual bonus under the Company’s annual incentive plan ("AIP") for the 2027 performance year or to receive annual equity awards in 2027. Any outstanding awards will continue to be governed by the long-term incentive plan document and the terms and conditions of the award agreements. Mr. Podwika will continue to participate in the Company’s benefit programs, including the Bunge Executive Severance Plan (the "ESP"), in the event of a qualifying termination of his employment prior to his retirement date. A description of the benefits and severance, including under the ESP, is provided in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 10, 2026, and a copy of the ESP was attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 27, 2022.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary